Inventories	12 Months Ended
Dec. 31, 2017
Inventories
Inventories

8. Inventories

Inventories consisted of the following for the years reported:

INVENTORIES BY CATEGORY

	December 31,
	2017	2016
	(€ in thousands)
Raw materials and merchandise	3,017	1,850
Work in progress	6,522	9,363
Total	9,539	11,213

In 2017, the reserve for slow-moving inventory regarding work in progress, which was established in 2016 with an amount of € 1.0 million, was reversed by € 0.5 million due to the reduction of work in progress resulting from the adjustment of production according to the market demand. The reversal is reported in cost of sales.